                                 EXHIBIT 10.98

                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX 78754

       A. Daniel Sharplin ("Sharplin") is the assignee of Spears, Benzak, Salomon & Farrell, Inc. (SBSF). SBSF participated in the 1992 AAA financing by investing $630,000, which investment initially entitled SBSF to receive a Secured Convertible Note issued by NDE Environmental Corporation (the "Company") in the principal amount of $472,500 payable to the order of SBSF and 32 shares of the Company's AAA Preferred Stock (the "AAA Holdings"). Sharplin, as assignee of SBSF, is entitled to continue to hold 126 AAA Preferred Shares. Sharplin, as assignee of SBSF, and the Company ackowledge that certain of the documents evidencing the AAA Holdings were not issued to and/or delivered to Sharplin and/or to SBSF. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Sharplin's election to convert all of the AAA Holdings into 252,000 shares of the Company's Common Stock in accordance with the provisions of such Note and the Certificate of Designation and the terms of the 1994 reverse stock split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Sharplin's name and delivered to Sharplin at the address set forth below. This notice shall be effective December 31, 1994.

Agreed and Acknowledged this                 A. Daniel Sharplin
        day of           , 1995
-------        ---------                     -------------------------
                                                    (Signature)

NDE Environmental Corporation

By:                                          Date:
   ---------------------------                    --------------------
   Jay Allen Chaffee, Chairman
   and Chief Executive Officer               SSN:
                                                  --------------------

                                             Address:  3509 Needles Drive
                                                       Austin, TX  78746

                              Notice of Conversion


To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX 78754

       Lagunitas Partners, L.P. ("Lagunitas") participated in the 1992 AAA financing by investing $196,000, which investment initially entitled Lagunitas to receive a Secured Convertible Note issued by NDE Environemtnal Corporation (the "Company") in the principal amount of $147,000 payable to the order of Lagunitas and 9.80 shares of the Company's AAA Preferred Stock (the "AAA Holdings"). Lagunitas is entitled to continue to hold 39.2 AAA Preferred Shares. Lagunitas and the Company acknowledge that certain of the documents evidencing the AAA Holdings were not issued to and/or delivered to Lagunitas. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Lagunitas' election to convert all of the AAA Holdings into 78,400 shares of the Company's Common Stock in accordance with the provisions of such Note, the Certificate of Designation and the terms of the 1994 reverse stock split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Lagunitas' name and delivered to Lagunitas at the address set forth below. This notice shall be effective December 31, 1994.

Agreed and Acknowledged this                  Lagunitas Partners, L.P.
        day of        , 1995
-------       -------


NDE Environmental Corporation

By:                                           By:
   ---------------------------                         ------------------------
   Jay Allen Chaffee, Chairman
   and Chief Executive Officer                Title:   Chairman/General Partner
                                              Date:    April 7, 1995
                                              Tax ID:: 94-3137757
                                              Address: 50 Osgood Place,
                                                       Penthouse
                                                       San Francisco, CA 94153

                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX 78754

       Proactive Partners, L.P. ("Proactive") participated in the 1992 AAA financing by investing $434,000, which investment initially entitled Proactive to receive a Secured Convertible Note issued by NDE Environemtnal Corporation (the "Company") in the principal amount of $325,500 payable to the order of Proactive and 21.70 shares of the Company's AAA Preferred Stock (the "AAA Holdings"). Proactive is entitled to continue to hold 86.8 AAA Preferred Shares. Proactive and the Company acknowledge that certain of the documents evidencing the AAA Holdings were not issued to and/or delivered to Proactive. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Proactive's election to convert all of the AAA Holdings into 173,600 shares of the Company's Common Stock in accordance with the provisions of such Note, the Certificate of Designation and the terms of the 1994 reverse stock split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Proactive's name and delivered to Proactive at the address set forth below. This notice shall be effective December 31, 1994.

Agreed and Acknowledged this            Proactive Partners, L.P.
       day of         , 1995            By:  Proactive Investment Managers, L.P.
------       ---------                       Its General Partner

NDE Environmental Corporation

By:                                     By:
   ------------------------------                 ------------------------------
   Jay Allen Chaffee, Chairman
   and Chief Executive Officer          Title:    General Partner
                                        Date:     April 7, 1995
                                        Tax ID::  94-3137757
                                        Address:  50 Osgood Place, Penthouse
                                                  San Francisco, CA 94153